Exhibit 99.1

Xos and ElectraMeccanica Announce Proposed Combination to Accelerate
Xos’ Leadership Position in Manufacturing Commercial Electric Vehicles for
Major U.S. Fleet Customers

Proposed Transaction Anticipated to Significantly Strengthen Xos’ Balance Sheet and Provide Growth Capital to
Further Expand Xos’ Gross Margin Positive Vehicle Business

Positions Combined Company for Sustainable Long-Term Value Creation with a Strengthened Financial Profile, a
Substantial Backlog, and Strong Growth Potential

Prospective Combined Company Expected to Benefit from Favorable Regulatory Tailwinds, Including California’s
Mandate Requiring Xos Customers to Buy Thousands of New Electric Vehicles by 2025

Xos Delivered a Record 110 Units to Fleet Customers in the Fourth Quarter of 2023, Including FedEx Ground,
UPS, and Loomis, Achieving 90% Year-Over-Year Growth

LOS ANGELES, CA and MESA, AZ -- January 11, 2024 (BUSINESSWIRE) -- Xos, Inc. (NASDAQ: XOS) (“Xos”), a leading electric truck manufacturer and fleet electrification services provider, and ElectraMeccanica, (NASDAQ: SOLO) (“ElectraMeccanica”), a designer and assembler of electric vehicles, today announced that they have entered into a definitive arrangement agreement, pursuant to which Xos will acquire all of the issued and outstanding common shares of ElectraMeccanica (the “ElectraMeccanica Shares”) in an all-stock transaction. The members of the boards of directors of both companies unanimously approved the proposed transaction.

The proposed transaction represents a unique opportunity for Xos to meet the growing demand for zero-emission medium-duty electric trucks by providing Xos with access to ElectraMeccanica’s cash balance which is expected to be approximately $48.5 million at the time of the closing of the transaction. Xos is a leading manufacturer of medium-duty commercial electric vehicles for parcel delivery, uniform rental, food and beverage, and cash-in-transit fleets across the United States and Canada. Xos vehicles meet the duty cycles of traditional diesel vehicles while saving fleet operators money on their total cost of ownership, prompting many of the largest customers in the industry to adopt Xos vehicles, including: FedEx Ground, UPS, Penske, Cintas and Loomis.

With over 600 units delivered to fleet customers since 2020, and approximately 12% GAAP gross margin in the third quarter of 2023, Xos has demonstrated its ability to profitably scale manufacturing of commercial electric vehicles in its Tennessee factory, capable of producing up to 5,000 vehicles per year at peak capacity.

Xos’ strong growth has been supported by regulations requiring the adoption of zero-emission electric vehicles beginning in 2024. Stackable U.S. federal and state incentives can provide customers with incentives equal to over 75% of the purchase price of a new Xos vehicle. Such incentives, combined with up to 80% reduction in energy costs and up to 40% reduction in scheduled maintenance costs versus diesel, mean that Xos’ vehicles can accelerate total cost of ownership (TCO) savings compared with diesel alternatives to within 12 months of purchase. Xos’ commitment to operational excellence, customer-focused vehicles, and efficient capital deployment is expected to be strengthened by ElectraMeccanica’s strong cash position.

Dakota Semler, Chief Executive Officer and Chairman of Xos, said: “For seven years, Xos has designed and manufactured commercial electric vehicles that are relied upon by several of the world’s largest and most recognizable commercial fleets. We are a leader in producing robust electric commercial vehicles and are delivering positive gross margins today. We believe leveraging ElectraMeccanica’s assets will strengthen Xos’ leadership position in the robust commercial truck market and allow Xos to scale profitable vehicle sales.”

Liana Pogosyan, Chief Financial Officer of Xos, said: “We believe Xos’ combination with ElectraMeccanica will significantly strengthen our cash position and provide significant growth funding and runway to execute our business plan. We believe that the cash provided in the transaction, combined with the reduced cash burn we have achieved as we have improved our margins, will provide runway to achieve our goals.”

Susan Docherty, Chief Executive Officer of ElectraMeccanica, added, “In my last shareholder update, I stated that nothing was a higher priority than finding the right partner for us to create and re-accelerate shareholder value. We believe the proposed combination with Xos would achieve our management team’s objective to generate revenues, achieve credible long-term profitability and improve shareholder value. Today, we couldn’t be more pleased with the proposed combination with Xos, given its clear track record as an EV OEM with industry-leading gross margins; its proven ability to service demanding, large-fleet customers like FedEx Ground, UPS and Loomis; and its talented, disciplined management team. I encourage shareholders who are interested in learning more about Xos and this exciting opportunity ahead to visit our microsite at: www.xosandemv.com.”

Proposed Transaction Details

The proposed transaction between Xos and ElectraMeccanica is the culmination of a formal process initiated by ElectraMeccanica’s Board of Directors (“ElectraMeccanica Board”) to explore a range of possible strategic alternatives for optimizing ElectraMeccanica’s assets and generating sustained shareholder value while still managing potential risks. Since October 2023, the Strategic Committee of the ElectraMeccanica Board, with the assistance of its advisors and management, evaluated many former potential merger and acquisition candidates as well as new ones, including Xos. ElectraMeccanica’s Strategic Committee, comprising Steven Sanders (Chairman), Mike Richardson (Vice Chairman), Dietmar Ostermann (Chair of the Strategic Committee), and Luisa Ingargiola (Independent Director) made a unanimous, formal recommendation to the ElectraMeccanica Board to pursue a combination with Xos and to proceed with the proposed transaction.

Dietmar Ostermann, the Chairman of ElectraMeccanica’s Strategic Committee commented, “The Strategic Committee together with ElectraMeccanica’s senior management team has performed extensive due diligence on Xos and we have been tremendously impressed with their business, management team, their substantial growth prospects and their focus on profitability.  Based on our diligence, which included discussions with key customers, we believe that Xos is well-positioned in the rapidly growing commercial electric vehicle market, and that, by leveraging ElectraMeccanica’s balance sheet to accelerate Xos’ growth and leadership position, the proposed transaction provides ElectraMeccanica’s shareholders with the opportunity to participate in Xos’ exciting future prospects.”

Following the close of the transaction, ElectraMeccanica’s shareholders will own approximately 21.0% of Xos, subject to certain adjustments as set forth in the definitive arrangement agreement. The transaction is intended to be completed, subject to the definitive arrangement agreement, by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia), whereby Xos will acquire all of the issued and outstanding ElectraMeccanica Shares in an all-stock transaction.

The board of directors of the combined company will consist of nine directors, comprising six directors designated by Xos, including Xos co-founders Dakota Semler and Giordano Sordoni (who also serves as Xos’ Chief Operating Officer), and three directors designated by ElectraMeccanica. The management team of Xos will continue to manage the business of the combined company following the completion of the transaction.

The board of directors of each company approved the proposed transaction, which is expected to close in the first half of 2024, subject to the satisfaction or waiver of closing conditions, including, among others, required approvals of Xos’ stockholders and ElectraMeccanica’s shareholders, court approval of the transaction, certain third-party approvals and other customary closing conditions.

The proposed transaction requires approval by at least 66 2/3% of the votes cast by the holders of ElectraMeccanica Shares present in person or represented by proxy at a special meeting of ElectraMeccanica’s shareholders to be called to consider the proposed transaction, as well as approval by Xos’ shareholders.

All directors of each company have entered into support and voting agreements (subject to certain rights of withdrawal) for all of their shares which will also subject them to a 120-day restricted period. This cumulatively represents approximately 2.74 million ElectraMeccanica Shares (inclusive of restricted share units and deferred shares units), or approximately 2.2% of ElectraMeccanica’s fully diluted outstanding shares, and approximately 3.23 million Xos Shares (inclusive of restricted stock units), or approximately 49.5% of Xos’ fully diluted outstanding shares.

ElectraMeccanica has retained CBRE, Inc., to sub-lease its state-of-the-art 235,000-square-foot facility in Mesa, AZ.

Advisors

Greenhill & Co. Canada Ltd. is serving as financial advisor to ElectraMeccanica and also provided a fairness opinion to the ElectraMeccanica Board in connection with the proposed transaction. Snell & Wilmer L.L.P. and McCarthy Tétrault LLP are serving as legal counsel to ElectraMeccanica in connection with the proposed transaction.

Houlihan Lokey is serving as financial advisor to Xos. Cooley LLP and Osler, Hoskin & Harcourt LLP are serving as legal counsel to Xos in connection with the proposed transaction.

Proxy Solicitor Information and Shareholder Questions

ElectraMeccanica’s shareholders who have questions should contact ElectraMeccanica’s strategic shareholder advisors and proxy solicitation agents: Mackenzie Partners (for the United States) or Laurel Hill Advisory Group (for Canada), or reach out to John Franklin, Investor Relations Counsel to ElectraMeccanica at: IR@emvauto.com

It is anticipated that both the ElectraMeccanica’s shareholder meeting and Xos’ stockholder meetings will take place in the first half of 2024.

United States	Canada
Mackenzie Partners 1-800-322-2885 (toll-free in North America) 1-212-929-5500 (outside of North America) proxy@mackenziepartners.com	Laurel Hill Advisory Group 1-877-452-7184 (toll-free in North America) 1-416-304-0211 (outside of North America) assistance@laurelhill.com

About Xos, Inc.

Xos is a leading technology company, electric truck manufacturer, and fleet services provider for battery-electric fleets. Xos vehicles and fleet management software are purpose-built for medium- and heavy-duty commercial vehicles that travel on last-mile, back-to-base routes. The company leverages its proprietary technologies to provide commercial fleets with battery-electric vehicles that are easier to maintain and more cost-efficient on a total cost of ownership (TCO) basis than their internal combustion engine counterparts. For more information, please visit www.xostrucks.com.

About ElectraMeccanica

ElectraMeccanica (NASDAQ: SOLO) is a designer and assembler of environmentally efficient electric vehicles that will enhance the urban driving experience, including commuting, delivery and shared mobility.

Additional Information and Where to Find It

In connection with the proposed transaction, Xos and ElectraMeccanica intend to file with the U.S. Securities and Exchange Commission (the “SEC”) joint preliminary and definitive proxy statements, including management information circulars, and other relevant documents relating to the proposed transaction. Promptly after filing the joint definitive proxy statement with the SEC, Xos and ElectraMeccanica will mail the joint definitive proxy statement, including management information circular, and a proxy card to Xos’ stockholders and ElectraMeccanica’s shareholders as of a record date to be established for voting on the matters related to the proposed transaction and any other matters to be voted on at the special meetings of Xos’ stockholders and ElectraMeccanica’s shareholders, respectively. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENTS AND MANAGEMENT INFORMATION CIRCULARS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AS APPLICABLE, AND ANY OTHER DOCUMENTS THAT XOS AND ELECTRAMECCANICA WILL FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, OR INCORPORATE BY REFERENCE IN THE JOINT PROXY STATEMENTS AND MANAGEMENT INFORMATION CIRCULARS, AS APPLICABLE, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of the joint preliminary and definitive proxy statements and management information circulars (including any amendments or supplements thereto) and any other relevant documents filed by Xos and ElectraMeccanica with the SEC in connection with the proposed transaction (when they become available) on the SEC’s website at www.sec.gov, on the Canadian System for Electronic Document Analysis and Retrieval+ website at https://www.sedarplus.ca/, on Xos’ website at www.xostrucks.com, by contacting Xos’ investor relations via email at investors@xostrucks.com, on ElectraMeccanica’s website at https://ir.emvauto.com, or by contacting ElectraMeccanica’s Investor Relations via email at IR@emvauto.com, as applicable.

Participants in the Solicitation

Xos and its directors and certain of its executive officers, consisting of Stuart Bernstein, Burt Jordan, Alice K. Jackson, George N. Mattson and Ed Rapp, who are the non-employee members of the board of directors of Xos, Dakota Semler, Chief Executive Officer and a director of Xos, Giordano Sordoni, Chief Operating Officer and a director of Xos, Liana Pogosyan, Vice President of Finance and Acting Chief Financial Officer of Xos, and Christen Romero, General Counsel of Xos, are participants in the solicitation of proxies from the stockholders of Xos in connection with matters related to the proposed transaction and any other matters to be voted on at the special meeting of stockholders of Xos. Information regarding Xos’ directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation-Outstanding Equity Awards at 2022 Fiscal Year-End,” and “Executive Compensation-Director Compensation” contained in Xos’ definitive proxy statement on Schedule 14A for its 2023 annual meeting of the stockholders (the “2023 Xos Proxy Statement”), which was filed with the SEC on April 20, 2023. To the extent that Xos’ directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 Xos Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the joint preliminary and definitive proxy statements and management information circulars for Xos’ special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

ElectraMeccanica and its directors and certain of its executive officers, consisting of Luisa Ingargiola, Dietmar Ostermann, Michael Richardson, Steven Sanders, David Shemmans and Joanne Yan, who are the non-employee members of the board of directors of ElectraMeccanica, Susan Docherty, Chief Executive Officer, Interim Chief Operating Officer and a director of ElectraMeccanica, Kim Brink, Chief Revenue Officer of ElectraMeccanica, Michael Bridge, General Counsel and Secretary of ElectraMeccanica, and Stephen Johnston, Chief Financial Officer of ElectraMeccanica, are participants in the solicitation of proxies from the shareholders of ElectraMeccanica in connection with matters related to the proposed transaction and any other matters to be voted on at the special meeting of the shareholders of ElectraMeccanica. Information regarding ElectraMeccanica’s directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in ElectraMeccanica’s definitive proxy statement on Schedule 14A for its 2023 annual general meeting of shareholders (the “2023 ElectraMeccanica Proxy Statement”), which was filed with the SEC and applicable Canadian securities regulatory authorities on November 22, 2023. To the extent that ElectraMeccanica’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 ElectraMeccanica Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC, including the Form 4s filed with the SEC on March 24, 2023 with respect to Michael Bridge, and on January 5, 2024 with respect to Stephen Johnston. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the joint preliminary and definitive proxy statements and management information circulars for ElectraMeccanica’s special meeting of shareholders and any other relevant materials to be filed with the SEC and applicable Canadian securities regulatory authorities in respect of the proposed transaction when they become available.

These documents are available free of charge from the sources described in the preceding section titled “Additional Information and Where to Find It.”

Non-Solicitation

This communication will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Safe Harbor Statement

This press release and related comments by management of ElectraMeccanica and Xos include “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between ElectraMeccanica and Xos, such as statements regarding the combined operations and prospects of ElectraMeccanica and Xos, the current and projected market, growth opportunities and synergies for the combined company, federal and state regulatory tailwinds, expectations and intentions provided by ElectraMeccanica to Xos, the expected cash balance of ElectraMeccanica at the time of the closing of the proposed transaction, expectations regarding Xos’ ability to leverage ElectraMeccanica’s assets, the expected composition of the management and the board of directors of the combined company, gross margin and future profitability expectations, and the timing and completion of the proposed transaction, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of ElectraMeccanica and Xos and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

●	the ability of the combined company to further penetrate the U.S. market;
●	the total addressable market of Xos’ business;
●	general economic conditions in the markets where Xos operates;
●	the expected timing of any regulatory approvals relating to the proposed transaction, the businesses of ElectraMeccanica and Xos and of the combined company and product launches of such businesses and companies;
●	non-performance of third-party vendors and contractors;
●	risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products;
●	ElectraMeccanica’s, Xos’, and the combined company’s compliance with, and changes to, applicable laws and regulations;
●	ElectraMeccanica’s, Xos’, and the combined company’s limited operating history;
●	the combined company’s ability to manage growth;
●	the combined company’s ability to obtain additional financing;
●	the combined company’s ability to expand product offerings;
●	the combined company’s ability to compete with others in its industry;
●	the combined company’s ability to protect its intellectual property;
●	ElectraMeccanica’s, Xos’, and the combined company’s ability to defend against legal proceedings;
●	the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors;
●	the combined company’s ability to achieve the expected benefits from the proposed transaction within the expected time frames or at all;
●	the incurrence of unexpected costs, liabilities or delays relating to the proposed transaction;
●	the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of Xos’ stockholders and ElectraMeccanica’s shareholders;
●	the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive arrangement agreement;
●	the effect of the announcement or pendency of the transaction on the combined company’s business relationships, operating results and business generally; and
●	other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including but not limited to those set forth in ElectraMeccanica’s filings with the SEC, including in the “Risk Factors” section of ElectraMeccanica’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, ElectraMeccanica’s Quarterly Report on Form 10-Q filed with the SEC on November 3, 2023 and any subsequent SEC filings, and those set forth in Xos’ filings with the SEC, including in the “Risk Factors” section of Xos’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and any subsequent SEC filings. These documents with respect to ElectraMeccanica can be accessed on ElectraMeccanica’s website at https://ir.emvauto.com/filings/sec-filings/default.aspx and these documents with respect to Xos can be accessed on Xos’ web page at https://www.xostrucks.com/investor-overview/ by clicking on the link “SEC Filings.”

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica, Xos or the combined company. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica, Xos and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.

Contacts

Investors and Media:

Xos Contact:

Michael Lukas
investors@xostrucks.com

ElectraMeccanica Contact:

John Franklin

ir@emvauto.com